UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 18th Street
Suite 260
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Contract

On June 29, 2012 we entered into an underwriting agreement with Dahlman Rose & Company, LLC, ROTH Capital Partners, LLC, Sterne Agee & Leach, Inc., Wunderlich Securities, Inc. and Gilford Securities Incorporated (the “Underwriters”) relating to a registered underwritten offering of 15,400,000 shares of our common stock at $2.60 per share for gross proceeds of $40,040,000.  The net offering proceeds to the Company from the sale of the shares, after deducting the Underwriters’ commission and other estimated offering expenses payable by the Company, are expected to be approximately $36,800,000.

The closing of the offering is expected to take place on or about July 5, 2012, subject to the satisfaction of customary closing conditions. The underwriting agreement contains customary representations, warranties, covenants and agreements by us, indemnification obligations of us, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Company is offering the above-described securities pursuant to a prospectus dated May 25, 2012 and a prospectus supplement dated June 29, 2012, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-180492) declared effective by the Securities and Exchange Commission on May 25, 2012. This report on Form 8-K is being filed in part for the purpose of incorporating the exhibits hereto by reference into the registration statement.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 27, 2012, our board of directors approved our transfer from the OTC Bulletin Board to The NASDAQ Capital Market.  On June 29, 2012, we announced that the NASDAQ OMX Group has approved the Company for listing on The NASDAQ Capital Market.  Trading in the company’s shares on NASDAQ will commence under the ticker PGRX on Monday, July 2, 2012 at which time we will cease trading on the OTC Bulletin Board.  The press release is attached as exhibit 99.1.

Item 8.01              Other Events

On June 29, 2012, we announced the pricing of the offering described in Item 1.01.  The press release is attached as exhibit 99.1.

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Identification of Exhibits
1.1	Underwriting Agreement dated June 29, 2012
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1)
23.2	Consent of North Rim Exploration Ltd.
23.3	Consent of Tetra Tech
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Wayne Rich
Date: June 29, 2012		Chief Financial Officer